UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 18, 2006

MACK-CALI REALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	1-13274	22-3305147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

MACK-CALI REALTY, L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-57103	22-3315804
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11 Commerce Drive, Cranford, New Jersey,		07016
(Address of Principal Executive Offices)		(Zip Code)

(908) 272-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into A Material Definitive Agreement.

On January 18, 2006, Mack-Cali Realty L.P. (the “Operating Partnership”), the operating partnership of Mack-Cali Realty Corporation (the “General Partner”), priced an offering (the “Offering”) of a series of six-year $100 million senior unsecured notes (the “Six-Year Notes”) and a separate series of ten-year $100 million senior unsecured notes (the “Ten-Year Notes”).  The Six-Year Notes were sold at 98.833% of their principal amount, mature on January 15, 2012 and bear interest at 5.25%, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2006.  The Ten-Year Notes were sold at 101.081% of their principal amount, plus accrued interest of 0.870% of their principal amount from November 30, 2005, mature on January 15, 2016 and bear interest at 5.80%, with interest payable semiannually on January 15 and July 15 of each year outstanding, beginning July 15, 2006.  The Ten-Year Notes constitute a further issuance of and will be consolidated with and form a single series with the $100 million 5.80% senior unsecured notes issued by the Operating Partnership on November 30, 2005.

The Operating Partnership estimates that it will receive net proceeds of approximately $200.8 million from the Offering, including accrued interest on the Ten-Year Notes.  The Operating Partnership intends to use the net proceeds from the Offering to reduce outstanding borrowings under its $600 million unsecured revolving credit facility.  The Operating Partnership may redeem either series of notes at any time upon payment of a specified make-whole amount.  The closing of the Offering is expected to occur on January 24, 2006.

In connection with the offering of the Notes, the Operating Partnership and the General Partner entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. (the “Underwriter”). The terms of the Underwriting Agreement, which provide for the sale of the Six-Year Notes and Ten-Year Notes to the Underwriter, are as set forth above.  An affiliate of the Underwriter is a lender on the Operating Partnership’s $600 million unsecured revolving credit facility.  A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

In connection with the foregoing, the General Partner and the Operating Partnership hereby file the following documents:

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Description

1.1*	Underwriting Agreement dated January 18, 2006, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and J.P. Morgan Securities Inc.

4.1	Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington

Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 13 dated as of January 24, 2006, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.25% Note due 2012.

4.4*	Form of 5.80% Note due 2016.

99.1*	Press release of Mack-Cali Realty Corporation dated January 19, 2006.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACK-CALI REALTY CORPORATION

Dated: January 24, 2006	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

MACK-CALI REALTY, L.P.

	By:	Mack-Cali Realty Corporation,
its general partner

Dated: January 24, 2006	By:	/s/ BARRY LEFKOWITZ
Barry Lefkowitz
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1*	Underwriting Agreement dated January 18, 2006, by and among Mack-Cali Realty, L.P., Mack-Cali Realty Corporation and J.P. Morgan Securities Inc.

4.1

Indenture dated as of March 16, 1999 by and among Mack-Cali Realty, L.P., as issuer, Mack-Cali Realty Corporation, as guarantor, and Wilmington Trust Company, as trustee (filed as Exhibit 4.1 to Mack-Cali Realty, L.P.’s Form 8-K dated March 16, 1999, and incorporated herein by reference).

4.2*	Supplemental Indenture No. 13 dated as of January 24, 2006, by and between Mack-Cali Realty, L.P., as issuer, and Wilmington Trust Company, as trustee.

4.3*	Form of 5.25% Note due 2012.

4.4*	Form of 5.80% Note due 2016.

99.1*	Press release of Mack-Cali Realty Corporation dated January 19, 2006.

* Filed herewith.